UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Enhanced Emerging Markets Fixed Income Fund (formerly DWS Emerging Markets Fixed Income Fund)

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Portfolio Summary
17 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
32 Notes to Financial Statements
46 Report of Independent Registered Public Accounting Firm
47 Tax Information
48 Investment Management Agreement Approval
52 Summary of Management Fee Evaluation by Independent Fee Consultant
56 Board Members and Officers
61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund's currency overlay strategy is dependent on the effectiveness and implementation of portfolio management's proprietary models. As part of its currency strategy, the fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The fund's Class A shares returned -6.53% for the 12 months ended October 31, 2011, lagging the 3.30% return of the fund's benchmark, the JPMorgan Emerging Markets Bond (EMBI) Global Diversified Index.1 Overall, emerging-markets debt delivered a modest gain during the past year ending October 31, 2011. A favorable environment supported steady performance for the emerging-markets debt asset class for most of the annual period, but a large portion of these gains were depleted in the global financial-market sell-off that occurred during September 2011.

During the first nine months of the year ending October 31, 2011, a backdrop of robust investor sentiment and a positive economic outlook for most emerging-markets countries provided a firm foundation for performance. At a time of turmoil in the developed regions, amid the European debt crisis and the ongoing budget battles in the United States, the stronger economic fundamentals, improved creditworthiness and higher absolute yields of the emerging markets attracted investors to the asset class. In addition, inflation — which had been one of investors' most significant concerns — showed no signs of rising in a meaningful way. The sound economic backdrop in many emerging economies was reflected in the improvement in their creditworthiness, highlighted by lower debt, rising government revenues and growing external accounts (i.e., the sum total of the movement of money in and out of a country). These developments, in turn, led the major credit rating agencies to boost their ratings for a number of countries in the asset class.2 In combination, these factors led to outperformance for emerging-markets bonds relative to their developed-market counterparts through the end of July.

Emerging debt began to lose ground in August once it became evident that economic growth was slowing not just in the developed world, but in the emerging markets as well. The sell-off accelerated in September, when heightened global risk aversion sparked a downturn in all segments of the bond market except U.S. Treasuries and the bonds of other large, developed nations. The benchmark returned -4.36% in September, its worst month since October 2008. Fortunately, much of this loss was recovered when emerging-markets bonds staged a substantial recovery in the final month of the period.

The late downturn in the market resulted in a substantial increase in the emerging markets' yield advantage relative to U.S. Treasuries. At the beginning of the year, the difference — or "spread" — between the JPMorgan EMBI Global Diversified Index and comparable Treasuries was 275 basis points (2.75 percentage points). The spread fell as low as 256 by July 2011, but it then soared to a high of 442 in September 2011. It eventually settled to 370 by October 31, indicating that emerging-markets debt is offering investors improved value even as the underlying fundamentals of the asset class remain robust.3,4

On April 15, 2011, the fund's name changed to DWS Enhanced Emerging Markets Fixed Income Fund. Since that time, the fund began a transition that ultimately went into effect on July 1, 2011. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging-markets currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular, forward currency contracts. Portfolio management invests in an equal weight in three underlying rules-based sub-strategies; the carry, momentum and valuation strategies. The carry strategy seeks to capture the difference in yields between currencies by selling the currencies with relatively low interest rates and purchasing currencies yielding higher interest rates. The momentum strategy seeks to take advantage of currency market trends based on the view that currencies will continue the momentum of their most recent yearly performance. Currencies with the lowest relative returns are sold to invest in currencies with the highest relative returns. The valuation strategy seeks to generate returns by capturing the "fair value" based on the view that currencies tend to move toward their "fair value" over time. Under the valuation strategy, currencies with the highest relative value are sold.

Positive Contributors to Performance

The leading contributors to the fund's relative performance were its above-benchmark weightings in the bonds of countries that performed better than the benchmark, such as Peru, Croatia and Venezuela. Among corporate bonds, our top performers were our positions in KazMunaiGas* and Petroleos de Venezuela SA.5

Negative Contributors To Performance

The primary factor in the fund's underperformance was its currency overlay strategy, which we added on April 15, 2011. The currency overlay strategy has not worked well since it was added to the fund, as the extremely volatile nature of the market environment caused traditional relationships in the currency markets to break down. Although our currency overlay strategy has detracted from performance initially, we see it as an attractive way to gain access to an additional source of return potential over time.

In terms of its holdings in sovereign bonds, the fund was hurt by its above-benchmark positions in the bonds of countries that lagged the benchmark in the period — including Argentina, Belarus and Ukraine.6 Certain positions in corporate issues hindered performance. Most notable among these was our position in the bonds issued by Cemex,* which lost ground due to concerns about its slow progress in reducing debt.

Outlook

We believe the universe of emerging-markets bonds is growing increasingly rich in opportunities. Improving fundamentals are leading to steady investor demand, not just for the government bonds of the more established countries, but also inflation-protected securities, smaller nations' bonds and corporate issues. In July, we looked to take advantage of the increasingly robust corporate market by boosting the fund's weighting in the asset class. At its peak in July, our weighting in corporates stood at 50% of assets, up from about 10% in April.

The basis for this decision was that the emerging-markets corporate sector offers a potential wealth of opportunities to invest in the bonds of financially strong companies at meaningfully higher yields than what is available in sovereigns. In fact, investment-grade companies in the emerging markets pay similar yields to high-yield companies in the United States, even though in the aggregate these companies are much more financially sound. We believe this premium can gradually fall over time as the asset class matures — which would be a positive for performance. While we reduced the fund's weighting in corporate bonds to about 30% of the fund's assets by October 31, 2011, in order to help manage risk at a time of elevated uncertainty, we believe corporates remain an excellent vehicle for picking up added yield for the fund on a longer-term basis.

Our favorable longer-term outlook extends beyond corporates to the asset class as a whole. While emerging-markets bonds still tend to perform worse than developed-market government bonds when external shocks cause investors to lose their appetite for risk, we believe the continued improvement in emerging markets' fundamentals — particularly their superior economic growth relative to the developed markets — provides long-term support for performance.

We are finding the opportunities in Latin America to be superior to those in the Asia and Europe/Middle East/Africa regions. We are limiting exposure to China, as we believe the financial reporting on the corporate level is subpar and we question the sustainability of the country's property market.

Despite our positive long-term view, we continue to hold a cautious view on the near-term picture, since a deepening of the European crisis and/or a worse-than-expected slowdown in the U.S. growth would quickly feed through to the rest of the global economy. Although the emerging markets — as a group — have stronger underlying fundamentals than the developed markets, their bond markets would likely suffer if a further loss of investor confidence sparks additional outflows from higher-risk asset classes. We have therefore favored the countries that tend to hold up well when market performance is weak. Believing that negative headlines will remain a factor for some time, we intend to place an emphasis on risk management in the months ahead.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Enhanced Emerging Markets Fixed Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

Effective December 14, 2011, the Portfolio Management Team for the fund is as follows:

William Chepolis, CFA

John D. Ryan

Darwei Kung

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

3 One basis point equals 1/100 of a percentage point.

4 "Spread" refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

5 "Overweight" means a fund holds a higher weighting in a given sector or security compared with its benchmark index. "Underweight" means a fund holds a lower weighting in a given sector or security.

6 Sovereign bonds debt is a government bond that is issued in a foreign currency.

* Not held in the portfolio as of October 31, 2011.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-6.53%	16.56%	3.27%	10.19%
Class B	-7.31%	15.61%	2.41%	9.31%
Class C	-7.31%	15.64%	2.46%	9.32%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	-10.73%	14.79%	2.32%	9.68%
Class B (max 4.00% CDSC)	-10.00%	15.11%	2.26%	9.31%
Class C (max 1.00% CDSC)	-7.31%	15.64%	2.46%	9.32%
No Sales Charges					Life of Institutional Class*
Class S	-6.31%	16.84%	3.49%	10.43%	N/A
Institutional Class	-6.13%	16.98%	N/A	N/A	2.69%
JPMorgan EMBI Global Diversified Index+	3.30%	19.96%	8.21%	10.78%	8.82%

* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 1.22%, 2.10%, 1.99%, 0.99% and 0.81% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced Emerging Markets Fixed Income Fund — Class A [] JPMorgan EMBI Global Diversified Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond (EMBI) Global Diversified Index is an unmanaged Index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/11	$10.20	$10.23	$10.22	$10.19	$10.20
10/31/10	$11.41	$11.45	$11.44	$11.41	$11.41
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.47	$.38	$.39	$.50	$.52
Latest Quarterly Income Dividend	$.1209	$.1005	$.1022	$.1270	$.1316
SEC 30-day Yield as of 10/31/11++	5.03%	4.37%	4.26%	5.36%	5.42%
Current Annualized Distribution Rate as of 10/31/11++	4.74%	3.93%	4.00%	4.99%	5.16%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Morningstar Rankings — Emerging Markets Bond Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	125	of	128	97
3-Year	75	of	95	78
5-Year	57	of	60	94
10-Year	37	of	40	92
Class B 1-Year	128	of	128	100
3-Year	79	of	95	83
5-Year	60	of	60	100
10-Year	40	of	40	100
Class C 1-Year	127	of	128	99
3-Year	78	of	95	82
5-Year	59	of	60	98
10-Year	39	of	40	97
Class S 1-Year	124	of	128	96
3-Year	73	of	95	76
5-Year	56	of	60	93
10-Year	36	of	40	89
Institutional Class 1-Year	123	of	128	96
3-Year	72	of	95	75

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$955.70	$951.80	$951.30	$956.90	$957.70
Expenses Paid per $1,000*	$5.96	$9.99	$9.79	$4.74	$4.24
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.11	$1,014.97	$1,015.17	$1,020.37	$1,020.87
Expenses Paid per $1,000*	$6.16	$10.31	$10.11	$4.89	$4.38

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Enhanced Emerging Markets Fixed Income Fund	1.21%	2.03%	1.99%	.96%	.86%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/11	10/31/10

Sovereign Bonds	55%	76%
Financials	18%	4%
Energy	5%	6%
Materials	4%	4%
Utilities	4%	2%
Telelcommunications Services	3%	—
Industrials	2%	—
Consumer Discretionary	1%	0%
Total Corporate Bonds	37%	16%
U.S. Treasury Obligations	4%	0%
Loan Participations/Assignments	4%	3%
Cash Equivalents	—	5%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

Russia	8%	9%
Turkey	7%	6%
Peru	6%	5%
Indonesia	6%	6%
Uruguay	5%	3%
United States	4%	0%
Malaysia	4%	5%
Panama	4%	5%
Chile	4%	5%
Mexico	4%	6%
Brazil	3%	7%
Venezuela	3%	4%
Colombia	3%	7%
Croatia	3%	—
Poland	3%	3%
Lithuania	3%	3%
Ukraine	3%	2%
Luxembourg	3%	—
Dominican Republic	3%	0%
Other	21%	24%
	100%	100%

Asset allocation and geographical diversification are subject to change.
Currency Exposure* (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

United States Dollar	88%	98%
New Zealand Dollar	10%	—
Turkish Lira	6%	0%
Brazilian Real	6%	—
Hungarian Forint	6%	—
Japanese Yen	4%	(1)%
Euro	0%	(2)%
Polish Zloty	—	2%
Chilean Peso	—	2%
Mexican Peso	—	1%
Norwegian Krone	(4)%	—
Australian Dollar	(4)%	—
Singapore Dollar	(6)%	—
Taiwan Dollar	(6)%	—
	100%	100%

* Currency exposure after taking into account the effects of forward and currency futures contracts.
Quality (Excludes Cash Equivalents, Short-Term U.S. Treasury Obligations and Securities Lending Collateral)	10/31/11	10/31/10

AA	7%	—
A	13%	14%
BBB	33%	40%
BB	27%	30%
B	16%	12%
Not Rated	4%	4%
	100%	100%

Currency exposure and quality are subject to change.
Interest Rate Sensitivity	10/31/11	10/31/10

Effective Maturity	8.4 years	11.7 years
Effective Duration	7.7 years	7.5 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Interest rate sensitivity is subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
		Principal Amount ($) (a)	Value ($)

Bonds 89.5%
Argentina 1.6%
Republic of Argentina:
GDP Linked Note, 12/15/2035 (b)		11,380,000	1,270,839
GDP Linked Note, 12/15/2035 (b)	EUR	5,138,017	668,951
7.82%, 12/31/2033	EUR	2,246,447	1,865,045
(Cost $3,530,406)			3,804,835
Belarus 1.4%
Republic of Belarus, 8.95%, 1/26/2018 (Cost $3,924,937)		4,000,000	3,360,000
Bermuda 1.3%
Digicel Ltd., 144A, 8.25%, 9/1/2017 (Cost $3,146,351)		3,000,000	3,060,000
Brazil 3.3%
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		4,167,000	4,187,835
Independencia International Ltd., REG S, 12.0%, 12/30/2016 *		1,574,386	11,965
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		1,500,000	1,387,500
Odebrecht Finance Ltd., 144A, 6.0%, 4/5/2023		2,000,000	2,008,000
(Cost $10,422,533)			7,595,300
British Virgin Islands 0.7%
Franshion Development Ltd., 144A, 6.75%, 4/15/2021 (Cost $1,780,000)		2,000,000	1,765,000
Cayman Islands 2.2%
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		1,250,000	1,241,875
Vale Overseas Ltd., 6.25%, 1/23/2017		3,500,000	3,924,375
(Cost $5,073,489)			5,166,250
Chile 3.4%
Republic of Chile, 3.25%, 9/14/2021 (Cost $7,904,000)		8,000,000	7,900,000
China 1.6%
China Oriental Group Co., Ltd., 144A, 8.0%, 8/18/2015		2,000,000	1,870,000
Country Garden Holdings Co., 10.5%, 8/11/2015		2,000,000	1,878,676
(Cost $4,227,684)			3,748,676
Colombia 3.1%
Republic of Colombia, 4.375%, 7/12/2021 (Cost $7,091,658)		7,000,000	7,315,000
Croatia 3.1%
Republic of Croatia:
REG S, 6.375%, 3/24/2021		1,500,000	1,451,250
6.5%, 1/5/2015	EUR	2,000,000	2,845,441
REG S, 6.625%, 7/14/2020		3,000,000	2,958,750
(Cost $7,634,510)			7,255,441
Dominican Republic 2.5%
Dominican Republic:
144A, 7.5%, 5/6/2021		1,000,000	1,038,000
REG S, 7.5%, 5/6/2021		4,500,000	4,671,000
(Cost $5,675,231)			5,709,000
El Salvador 0.7%
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017 (Cost $1,568,145)		1,500,000	1,578,750
Ghana 1.4%
Republic of Ghana:
144A, 8.5%, 10/4/2017		1,000,000	1,120,000
REG S, 8.5%, 10/4/2017		2,000,000	2,240,000
(Cost $3,257,284)			3,360,000
India 0.9%
Reliance Holdings U.S.A., Inc., 144A, 6.25%, 10/19/2040 (Cost $1,881,180)		2,000,000	1,986,428
Indonesia 5.5%
Majapahit Holding BV:
144A, 7.75%, 10/20/2020		5,000,000	5,781,250
REG S, 7.75%, 10/20/2020		6,000,000	6,937,500
(Cost $11,921,761)			12,718,750
Korea 1.3%
Korea National Oil Corp., 144A, 4.0%, 10/27/2016 (Cost $2,981,610)		3,000,000	3,046,062
Lithuania 3.1%
Republic of Lithuania:
REG S, 6.75%, 1/15/2015		2,500,000	2,700,000
144A, 7.375%, 2/11/2020		4,000,000	4,475,200
(Cost $7,076,484)			7,175,200
Luxembourg 2.5%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		2,000,000	2,072,500
Evraz Group SA, 144A, 6.75%, 4/27/2018		1,500,000	1,415,625
UniCredit Luxembourg Finance SA, 144A, 6.0%, 10/31/2017		3,000,000	2,441,013
(Cost $6,574,118)			5,929,138
Malaysia 3.8%
Penerbangan Malaysia Bhd.:
144A, 5.625%, 3/15/2016		1,000,000	1,117,064
REG S, 5.625%, 3/15/2016		2,130,000	2,366,257
Wakala Global Sukuk Bhd., 144A, 4.646%, 7/6/2021		5,000,000	5,350,480
(Cost $8,590,944)			8,833,801
Mexico 3.4%
America Movil SAB de CV, 6.125%, 3/30/2040		1,500,000	1,769,525
Petroleos Mexicanos, 144A, 6.5%, 6/2/2041		2,000,000	2,145,000
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		2,500,000	2,412,500
United Mexican States, 5.75%, 10/12/2110		1,500,000	1,524,000
(Cost $7,757,979)			7,851,025
Morocco 0.5%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020 (Cost $1,375,966)	EUR	1,000,000	1,240,072
Panama 3.7%
Republic of Panama:
5.2%, 1/30/2020 (c)		2,000,000	2,232,000
8.875%, 9/30/2027		4,400,000	6,490,000
(Cost $8,385,982)			8,722,000
Peru 5.2%
Republic of Peru:
8.375%, 5/3/2016		3,000,000	3,712,500
8.75%, 11/21/2033		3,000,000	4,507,500
Southern Copper Corp., 6.75%, 4/16/2040		3,800,000	3,982,784
(Cost $12,191,192)			12,202,784
Philippines 1.1%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027		1,000,000	1,260,000
Power Sector Assets & Liabilities Management Corp., 144A, 7.39%, 12/2/2024		1,000,000	1,195,000
(Cost $2,102,543)			2,455,000
Poland 2.8%
Republic of Poland, 5.125%, 4/21/2021 (Cost $6,738,529)		6,500,000	6,630,000
Qatar 2.3%
Qatari Diar Finance QSC, 144A, 5.0%, 7/21/2020 (Cost $5,117,818)		5,000,000	5,356,250
Romania 0.6%
Republic of Romania, 5.0%, 3/18/2015 (Cost $1,306,846)	EUR	1,000,000	1,366,404
Russia 6.0%
LuKoil International Finance BV, 144A, 7.25%, 11/5/2019		3,000,000	3,273,750
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	9,698,919	316,485
Russian Federation:
REG S, 7.5%, 3/31/2030		1,920,500	2,275,792
REG S, 12.75%, 6/24/2028		3,000,000	5,205,000
VimpelCom Holdings BV, 144A, 7.504%, 3/1/2022		3,000,000	2,812,500
(Cost $12,499,063)			13,883,527
Serbia 1.0%
Republic of Serbia, REG S, 6.75%, 11/1/2024 (Cost $2,400,311)		2,430,000	2,399,625
Turkey 6.4%
Akbank TAS, 144A, 5.125%, 7/22/2015		2,000,000	1,965,000
Republic of Turkey:
5.125%, 3/25/2022		5,000,000	5,006,250
7.0%, 9/26/2016		3,000,000	3,405,000
CPI Linked, 10.0%, 2/15/2012	TRY	6,203,264	3,663,939
16.0%, 3/7/2012	TRY	1,440,000	830,581
(Cost $16,356,847)			14,870,770
Ukraine 1.3%
Metinvest BV, 144A, 10.25%, 5/20/2015		1,000,000	1,010,000
Nak Naftogaz Ukraine, 9.5%, 9/30/2014		2,000,000	1,980,000
(Cost $3,265,771)			2,990,000
United States 3.8%
U.S. Treasury Notes:
0.875%, 1/31/2012		2,000,000	2,004,140
2.125%, 8/15/2021		7,000,000	6,969,410
(Cost $9,086,561)			8,973,550
Uruguay 4.7%
Republic of Uruguay:
6.875%, 9/28/2025 (c)		3,800,000	4,769,000
7.625%, 3/21/2036		2,000,000	2,640,000
8.0%, 11/18/2022 (c)		2,750,000	3,643,750
(Cost $8,825,323)			11,052,750
Venezuela 3.3%
Petroleos de Venezuela SA, 5.25%, 4/12/2017		2,000,000	1,232,500
Republic of Venezuela:
REG S, 6.0%, 12/9/2020		4,000,000	2,390,000
REG S, 11.95%, 8/5/2031		5,000,000	3,962,500
(Cost $7,434,960)			7,585,000
Total Bonds (Cost $209,108,016)			208,886,388

Loan Participations and Assignments 3.9%
Russia 1.3%
Bank of Moscow, 144A, 6.699%, 3/11/2015 (Cost $3,117,035)		3,000,000	3,075,000
Ukraine 1.8%
Ukreximbank, REG S, 8.375%, 4/27/2015 (Cost $4,500,261)		4,500,000	4,230,000
United Kingdom 0.8%
Oschadbank, 8.25%, 3/10/2016 (Cost $1,995,326)		2,075,000	1,794,875
Total Loan Participations and Assignments (Cost $9,612,622)			9,099,875

	Shares	Value ($)

Securities Lending Collateral 1.7%
Daily Assets Fund Institutional, 0.18% (d) (e) (Cost $3,845,075)	3,845,075	3,845,075

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $222,565,713)+	95.1	221,831,338
Other Assets and Liabilities, Net	4.9	11,329,004
Net Assets	100.0	233,160,342

The following table represents a bond that is in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Independencia International Ltd.*	12.0%	12/30/2016	1,574,386	USD	2,865,558	11,965

* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

+ The cost for federal income tax purposes was $222,612,985. At October 31, 2011, net unrealized depreciation for all securities based on tax cost was $781,647. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,209,681 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,991,328.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $3,612,661, which is 1.5% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CPI: Consumer Price Index

GDP: Gross Domestic Product

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

As of October 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	14,918,175	BRL	26,793,043	11/17/2011	844,843	UBS AG
USD	14,978,981	TRY	27,597,274	11/17/2011	619,480	UBS AG
USD	24,901,376	NZD	31,580,693	11/17/2011	717,809	UBS AG
USD	2,532,635	EUR	1,850,000	12/15/2011	26,220	UBS AG
EUR	1,850,000	USD	2,565,314	12/15/2011	6,458	UBS AG
JPY	290,000,000	USD	3,817,661	1/27/2012	101,868	UBS AG
Total unrealized appreciation					2,316,678

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	14,942,151	HUF	3,193,062,930	11/17/2011	(324,221)	UBS AG
USD	9,998,095	JPY	767,563,751	11/17/2011	(151,724)	UBS AG
TWD	453,002,588	USD	14,930,897	11/17/2011	(214,626)	UBS AG
NOK	56,509,589	USD	9,970,902	11/17/2011	(269,051)	UBS AG
CAD	25,496,588	USD	24,949,447	11/17/2011	(710,906)	UBS AG
CHF	13,444,956	USD	14,909,055	11/17/2011	(533,912)	UBS AG
AUD	9,863,652	USD	9,944,830	11/17/2011	(500,945)	UBS AG
SGD	19,154,542	USD	14,995,649	11/17/2011	(307,051)	UBS AG
USD	1,824,979	EUR	1,300,000	11/21/2011	(26,551)	UBS AG
EUR	1,300,000	USD	1,787,065	11/21/2011	(11,363)	UBS AG
TRY	8,500,000	USD	4,483,950	1/17/2012	(238,976)	UBS AG
EUR	6,480,588	USD	8,910,809	1/17/2012	(51,655)	UBS AG
USD	3,734,630	JPY	290,000,000	1/27/2012	(18,837)	UBS AG
Total unrealized depreciation					(3,359,818)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
HUF Hungarian Forint
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SGD Singapore Dollar
TRY Turkish Lira
TWD Taiwan Dollar
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Bonds	$—	$208,886,388	$—	$208,886,388
Loan Participants and Assignments	—	9,099,875	—	9,099,875
Short-Term Investments	3,845,075	—	—	3,845,075
Derivatives (g)	—	2,316,678	—	2,316,678
Total	$3,845,075	$220,302,941	$—	$224,148,016
Liabilities
Derivatives (g)	$—	$(3,359,818)	$—	$(3,359,818)
Total	$—	$(3,359,818)	$—	$(3,359,818)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $218,720,638) — including $3,612,661 of securities loaned	$217,986,263
Investment in Daily Assets Fund Institutional (cost $3,845,075)*	3,845,075
Total investments in securities, at value (cost $222,565,713)	221,831,338
Foreign currency, at value (cost $620,891)	578,908
Cash held as collateral for forward foreign currency exchange contracts	7,200,000
Receivable for investments sold	6,740,917
Receivable for Fund shares sold	1,612,115
Interest receivable	4,083,066
Unrealized appreciation on forward foreign currency exchange contracts	2,316,678
Other assets	20,071
Total assets	244,383,093
Liabilities
Cash overdraft	137,202
Line of credit loan payable	400,000
Payable for investments purchased	3,040,288
Payable upon return of securities loaned	3,845,075
Payable for Fund shares redeemed	109,755
Unrealized depreciation on forward foreign currency exchange contracts	3,359,818
Accrued management fee	104,012
Other accrued expenses and payables	226,601
Total liabilities	11,222,751
Net assets, at value	$233,160,342
Net Assets Consist of
Accumulated distributions in excess of net investment income	(559,805)
Net unrealized appreciation (depreciation) on: Investments	(734,375)
Foreign currency	(1,087,877)
Accumulated net realized gain (loss)	(28,430,179)
Paid-in capital	263,972,578
Net assets, at value	$233,160,342

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($17,107,282 ÷ 1,677,699 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.20
Maximum offering price per share (100 ÷ 95.50 of $10.20)	$10.68
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($966,124 ÷ 94,396 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.23
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,606,309 ÷ 842,093 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$10.22
Class S Net Asset Value, offering and redemption price(a) per share ($110,812,845 ÷ 10,871,441 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$10.19
Institutional Class Net Asset Value, offering and redemption price(a) per share ($95,667,782 ÷ 9,383,096 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$10.20

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Interest	$16,291,312
Income distributions — Central Cash Management Fund	19,040
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	187,224
Total income	16,497,576
Expenses: Management fee	1,542,771
Administration fee	263,124
Services to shareholders	269,930
Distribution and service fees	163,731
Custodian fee	49,369
Professional fees	104,156
Reports to shareholders	68,847
Registration fees	71,692
Directors' fees and expenses	10,620
Interest expense	4,185
Other	46,084
Total expenses before expense reductions	2,594,509
Expense reductions	(9,631)
Total expenses after expense reductions	2,584,878
Net investment income	13,912,698
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,654,632
Swap contracts	(7,199,244)
Futures	(289,613)
Foreign currency	(8,027,686)
(861,911)
Change in net unrealized appreciation (depreciation) on: Investments	(29,967,734)
Futures	(47,100)
Foreign currency	(650,997)
(30,665,831)
Net gain (loss)	(31,527,742)
Net increase (decrease) in net assets resulting from operations	$(17,615,044)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$13,912,698	$14,884,894
Net realized gain (loss)	(861,911)	10,083,698
Change in net unrealized appreciation (depreciation)	(30,665,831)	19,412,262
Net increase (decrease) in net assets resulting from operations	(17,615,044)	44,380,854
Distributions to shareholders from: Net investment income: Class A	(931,182)	(1,302,839)
Class B	(41,842)	(64,205)
Class C	(359,127)	(456,681)
Class S	(5,835,703)	(7,740,501)
Institutional Class	(5,020,851)	(4,990,102)
Total distributions	(12,188,705)	(14,554,328)
Fund share transactions: Proceeds from shares sold	57,235,793	89,522,295
Reinvestment of distributions	11,310,094	13,270,844
Payments for shares redeemed	(101,352,957)	(83,333,834)
Redemption fees	8,461	8,897
Net increase (decrease) in net assets from Fund share transactions	(32,798,609)	19,468,202
Increase from regulatory settlements (see Note J)	—	10,496
Increase (decrease) in net assets	(62,602,358)	49,305,224
Net assets at beginning of period	295,762,700	246,457,476
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $559,805 and $1,125,643, respectively)	$233,160,342	$295,762,700

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011		2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.41		$10.23	$7.96		$12.49		$12.12
Income (loss) from investment operations: Net investment incomea	.54		.57	.62		.77		.79
Net realized and unrealized gain (loss)	(1.28)		1.16	2.64		(4.64)		.37
Total from investment operations	(.74)		1.73	3.26		(3.87)		1.16
Less distributions from: Net investment income	(.47)		(.55)	(.41)		(.66)		(.79)
Net realized gains	—		—	(.18)		—		—
Return of capital	—		—	(.40)		—		—
Total distributions	(.47)		(.55)	(.99)		(.66)		(.79)
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00 *
Net asset value, end of period	$10.20		$11.41	$10.23		$7.96		$12.49
Total Return (%)b	(6.53	)c	17.41	44.31	c	(32.54	)c	9.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17		27	24		19		43
Ratio of expenses before expense reductions (%)	1.22		1.22	1.34		1.34		1.34
Ratio of expenses after expense reductions (%)	1.22		1.22	1.29		1.34		1.34
Ratio of net investment income (%)	5.05		5.31	6.95		6.59		6.40
Portfolio turnover rate (%)	134		42	110		99		173
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$11.45	$10.28	$7.99	$12.53	$12.17
Income (loss) from investment operations: Net investment incomea	.45	.47	.56	.68	.68
Net realized and unrealized gain (loss)	(1.29)	1.17	2.65	(4.66)	.37
Total from investment operations	(.84)	1.64	3.21	(3.98)	1.05
Less distributions from: Net investment income	(.38)	(.47)	(.34)	(.56)	(.69)
Net realized gains	—	—	(.18)	—	—
Return of capital	—	—	(.40)	—	—
Total distributions	(.38)	(.47)	(.92)	(.56)	(.69)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$10.23	$11.45	$10.28	$7.99	$12.53
Total Return (%)b,c	(7.31)	16.43	43.17	(33.07)	8.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	2
Ratio of expenses before expense reductions (%)	2.04	2.10	2.24	2.21	2.28
Ratio of expenses after expense reductions (%)	2.04	2.10	2.03	2.12	2.19
Ratio of net investment income (%)	4.23	4.43	6.21	5.80	5.54
Portfolio turnover rate (%)	134	42	110	99	173
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2011		2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.44		$10.26	$7.98		$12.51		$12.14
Income (loss) from investment operations: Net investment incomea	.46		.48	.56		.68		.69
Net realized and unrealized gain (loss)	(1.29)		1.17	2.64		(4.65)		.37
Total from investment operations	(.83)		1.65	3.20		(3.97)		1.06
Less distributions from: Net investment income	(.39)		(.47)	(.34)		(.56)		(.69)
Net realized gains	—		—	(.18)		—		—
Return of capital	—		—	(.40)		—		—
Total distributions	(.39)		(.47)	(.92)		(.56)		(.69)
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00 *
Net asset value, end of period	$10.22		$11.44	$10.26		$7.98		$12.51
Total Return (%)b	(7.31	)c	16.60	43.09	c	(33.07	)c	9.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		11	10		6		13
Ratio of expenses before expense reductions (%)	1.99		1.99	2.13		2.13		2.13
Ratio of expenses after expense reductions (%)	1.98		1.99	2.04		2.11		2.13
Ratio of net investment income (%)	4.29		4.54	6.20		5.81		5.60
Portfolio turnover rate (%)	134		42	110		99		173
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2011		2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.41		$10.24	$7.96		$12.49		$12.13
Income (loss) from investment operations: Net investment incomea	.57		.59	.65		.80		.81
Net realized and unrealized gain (loss)	(1.29)		1.16	2.64		(4.65)		.37
Total from investment operations	(.72)		1.75	3.29		(3.85)		1.18
Less distributions from: Net investment income	(.50)		(.58)	(.43)		(.68)		(.82)
Net realized gains	—		—	(.18)		—		—
Return of capital	—		—	(.40)		—		—
Total distributions	(.50)		(.58)	(1.01)		(.68)		(.82)
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$10.19		$11.41	$10.24		$7.96		$12.49
Total Return (%)	(6.31	)b	17.70	44.65	b	(32.41	)b	10.10	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111		149	143		112		199
Ratio of expenses before expense reductions (%)	.98		.99	1.06		1.12		1.19
Ratio of expenses after expense reductions (%)	.98		.99	1.04		1.10		1.15
Ratio of net investment income (%)	5.29		5.54	7.20		6.82		6.58
Portfolio turnover rate (%)	134		42	110		99		173
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2011		2010	2009	Period Ended 10/31/08a
Selected Per Share Data
Net asset value, beginning of period	$11.41		$10.24	$7.97	$12.11
Income (loss) from investment operations: Net investment incomeb	.58		.61	.66	.56
Net realized and unrealized gain (loss)	(1.27)		1.16	2.64	(4.18)
Total from investment operations	(.69)		1.77	3.30	(3.62)
Less distributions from: Net investment income	(.52)		(.60)	(.45)	(.52)
Net realized gains	—		—	(.18)	—
Return of capital	—		—	(.40)	—
Total distributions	(.52)		(.60)	(1.03)	(.52)
Redemption fees	.00	***	.00 ***	.00 ***	.00	***
Net asset value, end of period	$10.20		$11.41	$10.24	$7.97
Total Return (%)	(6.13	)c	17.88	44.68	(31.15	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96		107	68	36
Ratio of expenses before expense reductions (%)	.83		.81	.89	.96	*
Ratio of expenses after expense reductions (%)	.83		.81	.89	.96	*
Ratio of net investment income (%)	5.44		5.72	7.35	7.57	*
Portfolio turnover rate (%)	134		42	110	99
a For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Emerging Markets Fixed Income Fund (formerly DWS Emerging Markets Fixed Income Fund) (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $28,383,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2017, the expiration date, whichever occurs first.

During the year ended October 31, 2011, the Fund utilized $7,205,000 of prior year capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(28,383,000)
Unrealized appreciation (depreciation) on investments	$(781,647)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$12,188,705	$14,554,328

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund entered into futures contracts as a hedge against anticipated currency market changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There were no open futures contracts as of October 31, 2011. For the period ended October 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $3,992,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $2,330,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. As part of its currency strategy, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the current value of the forward currency contracts, to the extent that this amount is beneficial to the Fund. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2011, is included in a table following the Fund's Investment Portfolio. For the period ended October 31, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $13,791,000 to $123,649,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,278,000 to $141,060,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $0 to $9,427,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There were no open total return swap contracts as of October 31, 2011. For the year ended October 31, 2011, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $191,000,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$2,316,678

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$(3,359,818)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Foreign Exchange Contracts (a)	$(289,613)	$(7,199,244)	$(7,927,792)	$(15,416,649)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures, swap contracts and foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Foreign Exchange Contracts (a)	$(47,100)	$(614,247)	$(661,347)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures and foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $312,661,970 and $361,364,811, respectively. Purchases and sales of U.S. Treasury obligations aggregated $13,135,363 and $3,995,336, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.59% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.05% of the Fund's average daily net assets.

Accordingly, for the year ended October 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $9,631, and the amount charged aggregated $1,533,140, which was equivalent to an annualized effective rate of 0.58% of the Fund's average daily net assets.

For the period from November 1, 2010 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class B	2.04%
Class S	1.04%

Effective October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.01%.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $263,124, of which $19,262 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2011
Class A	$15,174	$3,500
Class B	1,351	394
Class C	5,999	1,276
Class S	120,432	28,979
Institutional Class	2,432	650
	$145,388	$34,799

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$9,044	$595
Class C	75,278	5,168
	$84,322	$5,763

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$51,397	$12,982	.23%
Class B	3,008	647	.25%
Class C	25,004	5,891	.25%
	$79,409	$19,520

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011, aggregated $7,903.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and C shares aggregated $2,811 and $6,322, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2011, DIDI received $1,068 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,678, of which $7,738 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

At October 31, 2011, the Fund had a $400,000 outstanding loan. Interest expense incurred on the borrowings was $4,185 for the year ended October 31, 2011. The average dollar amount of the borrowings was $4,140,000, the weighted average interest rate on these borrowings was 1.45% and the Fund had a loan outstanding for twenty five days throughout the period. The borrowings were valued at cost, which approximates fair value.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2011, DWS Alternative Asset Allocation Fund and DWS Select Alternative Allocation Fund held 24% and 13% of the total shares outstanding of the Fund, respectively.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,389,836	$14,965,267	1,407,684	$14,977,230
Class B	8,794	95,377	30,248	319,908
Class C	338,333	3,670,258	411,799	4,410,240
Class S	565,562	6,131,077	3,110,892	32,973,221
Institutional Class	2,997,203	32,373,814	3,465,259	36,841,696
		$57,235,793		$89,522,295
Shares issued to shareholders in reinvestment of distributions
Class A	83,142	$877,417	110,034	$1,158,748
Class B	2,836	30,065	4,230	44,645
Class C	28,916	305,713	33,017	348,111
Class S	481,722	5,076,048	638,952	6,729,238
Institutional Class	476,420	5,020,851	473,073	4,990,102
		$11,310,094		$13,270,844
Shares redeemed
Class A	(2,165,034)	$(23,268,201)	(1,509,878)	$(16,114,096)
Class B	(45,042)	(483,123)	(45,597)	(486,877)
Class C	(474,827)	(5,087,277)	(492,741)	(5,196,002)
Class S	(3,241,700)	(34,767,659)	(4,627,196)	(48,932,791)
Institutional Class	(3,497,706)	(37,746,697)	(1,161,468)	(12,604,068)
		$(101,352,957)		$(83,333,834)
Redemption fees		$8,461		$8,897
Net increase (decrease)
Class A	(692,056)	$(7,418,947)	7,840	$26,257
Class B	(33,412)	(357,347)	(11,119)	(122,006)
Class C	(107,578)	(1,111,306)	(47,925)	(437,651)
Class S	(2,194,416)	(23,558,997)	(877,352)	(9,226,128)
Institutional Class	(24,083)	(352,012)	2,776,864	29,227,730
		$(32,798,609)		$19,468,202

J. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $10,496. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended October 31, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and the Shareholders of DWS Enhanced Emerging Markets Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Emerging Markets Fixed Income Fund (formerly DWS Emerging Markets Fixed Income Fund) (the "Fund") at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 28, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2011, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Directors. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that DWS agreed to reduce the Fund's contractual management fee effective December 1, 2008. The Board noted that, in connection with the 2011 contract renewal process, DWS agreed to waive a portion (0.05%) of the Fund's management fee through September 30, 2012.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZEBX	SZECX	SCEMX	SZEIX
CUSIP Number	233379 601	233379 700	233379 809	233379 874	233379 742
Fund Number	476	676	776	2076	1476

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$70,935	$0	$0	$0
2010	$70,935	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011